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                                                                    Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999, relating to the financial statements of University Netcasting, Inc.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers

San Diego, CA
June 16, 1999